SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 10, 2006
Premium Standard Farms, Inc.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of Incorporation)

333-64180	43-1755411

(Commission File Number)	(I.R.S. Employer Identification No.)

805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri	64105

(Address of principal executive offices)	(Zip Code)
(816) 472-7675
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

   Item 8.01.      Other Events.
     On August 10, 2006, the Company issued a press release announcing a $20 million share repurchase program for the Company’s common stock. A copy of the press release is attached hereto as Exhibit 99.1.
   Item 9.01.       Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed herewith:

99.1	Press Release issued August 10, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PREMIUM STANDARD FARMS, INC.
Date: August 10, 2006	By:	/s/ Stephen A. Lightstone
Stephen A. Lightstone
Executive Vice President and Chief Financial Officer

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